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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):  April 1, 2005

                         American Greetings Corporation
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             (Exact Name of Registrant as Specified in its Charter)

            Ohio                          1-13859               34-0065325
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(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
       incorporation)                                        Identification No.)

                     One American Road
                      Cleveland, Ohio                               44144
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          (Address of principal executive offices)               (Zip Code)

       Registrant's telephone number, including area code: (216) 252-7300
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On April 1, 2005, American Greetings Corporation ("American Greetings") entered into an amendment to its Credit Agreement dated May 11, 2004, among (i) American Greetings, (ii) National City Bank, as Global Agent and as Collateral Agent, and
(iii) certain named financial institutions as lenders (the "Amendment"). The Amendment increases the maximum amount of dividends that American Greetings may pay to its shareholders and increases the maximum amount of American Greetings capital stock that it may repurchase, thereby enabling American Greetings to, among other things, increase dividends payable to its shareholders from $0.06 to $0.08 per share, per quarter, and implement its $200 million Class A Common Share repurchase program, each as described in the press release furnished under
Item 2.02 of this Current Report on Form 8-K. The Amendment also extends the period during which American Greetings may repurchase its 11.75% Senior Subordinated Notes Due 2008 from any time prior to the last day of its fiscal year ending February 28, 2005 to any time prior to the last day of its fiscal year ending February 28, 2006.

ITEM 2.02     RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On April 5, 2005, American Greetings issued a press release reporting its results for the twelve months and fourth quarter ended February 28, 2005. A copy of this press release is attached hereto as Exhibit 99(a).

The information in this Item 2.02 of this Current Report on Form 8-K (including the exhibit attached hereto) is being furnished under Item 2.02 and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of such section, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 7.01     REGULATION FD DISCLOSURE.

Unrelated to the recent announcement of Mr. Jack Kahl's decision to resign from the Board of Directors of American Greetings, James C. Spira, who has been a valuable member of the Board of Directors for the past seven years, will not continue as a director of American Greetings following the expiration of his current term at the Annual Meeting of Shareholders to be held on June 24, 2005. As a director of two other publicly traded companies and three privately held companies, not continuing as a director of American Greetings will enable Mr. Spira to become more active in Brulant, Inc., a technology company in which he has an equity stake and serves as the non-executive chairman, and direct a greater focus on his involvement in the community.

The information in this Item 7.01 of this Current Report on Form 8-K is being furnished under Item 7.01 and shall not be deemed "filed" for purposes of
Section 18 of the Exchange Act, or otherwise subject to the liability of such section, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS.

c) Exhibits.

        Exhibit 99(a) - Press Release - Reporting Results for the twelve months and fourth quarter ended February 28, 2005.

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                          American Greetings Corporation
                                          (Registrant)

                                          By: /s/ Zev Weiss
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                                              Zev Weiss, Chief Executive Officer

Date: April 5, 2005